UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-05162

Exact name of registrant as specified in charter:	Delaware VIP® Trust

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	December 31

Date of reporting period:	September 30, 2011

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware VIP ® Trust – Delaware VIP Diversified Income Series

September 30, 2011

Yankee Candle 9.75% 2/15/17	1,185,000	1,099,088
Zimmer Holdings 4.625% 11/30/19	5,190,000	5,743,140
		90,443,755
Electric – 3.41%		
Ameren Illinois 9.75% 11/15/18	5,870,000	7,917,697
#American Transmission Systems 144A 5.25% 1/15/22	4,475,000	4,823,714
Carolina Power & Light 3.00% 9/15/21	1,300,000	1,311,933
CMS Energy		
4.25% 9/30/15	5,345,000	5,285,558
6.25% 2/1/20	1,820,000	1,885,163
Commonwealth Edison		
3.40% 9/1/21	2,110,000	2,118,271
4.00% 8/1/20	780,000	824,345
5.80% 3/15/18	735,000	856,967
Duke Energy Carolinas 3.90% 6/15/21	390,000	417,519
Duquense Light Holdings 5.50% 8/15/15	1,076,000	1,108,954
#Enel Finance International 144A		
6.00% 10/7/39	690,000	583,436
*6.25% 9/15/17	1,350,000	1,365,062
Florida Power		
3.10% 8/15/21	1,645,000	1,651,506
5.65% 6/15/18	645,000	769,370
*Great Plains Energy 4.85% 6/1/21	3,645,000	3,845,169
#Ipalco Enterprises 144A 5.00% 5/1/18	1,370,000	1,256,975
Jersey Central Power & Light 5.625% 5/1/16	495,000	565,503
LG&E & KU Energy 3.75% 11/15/20	1,160,000	1,124,799
#LG&E & KU Energy 144A 4.375% 10/1/21	1,820,000	1,823,198
*Pennsylvania Electric 5.20% 4/1/20	3,195,000	3,577,707
PPL Electric Utilities 3.00% 9/15/21	1,540,000	1,539,552
Public Service Company of Oklahoma 5.15% 12/1/19	3,595,000	3,998,237
Puget Energy 6.00% 9/1/21	1,065,000	1,058,270
Southern California Edison 5.50% 8/15/18	4,150,000	4,958,374
Wisconsin Electric Power 2.95% 9/15/21	190,000	189,949
•Wisconsin Energy 6.25% 5/15/67	4,880,000	4,879,600
		59,736,828
Energy – 4.78%		
Antero Resources Finance 9.375% 12/1/17	545,000	569,525
Berry Petroleum 10.25% 6/1/14	980,000	1,102,500
Chesapeake Energy		
6.125% 2/15/21	570,000	577,125
*6.625% 8/15/20	47,000	48,645
6.875% 11/15/20	38,000	39,900
7.25% 12/15/18	141,000	150,870
9.50% 2/15/15	207,000	234,428
*#CNOOC Finance 2011 144A 4.25% 1/26/21	4,551,000	4,581,059
Complete Production Services 8.00% 12/15/16	1,381,000	1,387,905
Comstock Resources 7.75% 4/1/19	315,000	296,100
Copano Energy 7.75% 6/1/18	820,000	842,550
Ecopetrol 7.625% 7/23/19	3,416,000	4,013,800
#ENI 144A 4.15% 10/1/20	3,855,000	3,882,918
*Forest Oil 7.25% 6/15/19	907,000	897,930
Headwaters 7.625% 4/1/19	1,585,000	1,220,450
#Helix Energy Solutions Group 144A 9.50% 1/15/16	1,529,000	1,559,580
#Hercules Offshore 144A 10.50% 10/15/17	1,300,000	1,235,000
#Hilcorp Energy I 144A		
7.625% 4/15/21	640,000	646,400
7.75% 11/1/15	545,000	551,813
Holly 9.875% 6/15/17	435,000	471,975
Linn Energy 8.625% 4/15/20	615,000	636,525
#Linn Energy 144A 6.50% 5/15/19	210,000	194,250
#NFR Energy 144A 9.75% 2/15/17	875,000	774,375
#Murray Energy 144A 10.25% 10/15/15	1,070,000	1,027,200
Noble Energy 8.25% 3/1/19	4,010,000	5,272,697
*Noble Holding International 4.625% 3/1/21	3,255,000	3,422,704
Pemex Project Funding Master Trust 6.625% 6/15/35	1,510,000	1,634,575
Petrobras International Finance		
3.875% 1/27/16	1,025,000	1,027,050
5.375% 1/27/21	6,530,000	6,667,129
5.75% 1/20/20	2,359,000	2,472,232
5.875% 3/1/18	315,000	331,182

Wynn Las Vegas 7.75% 8/15/20	240,000	253,200
		24,560,942
Technology – 1.43%		
Amkor Technology 7.375% 5/1/18	550,000	533,500
CDW 12.535% 10/12/17	465,000	446,400
Fidelity National Information Services 7.875% 7/15/20	320,000	334,400
*First Data		
9.875% 9/24/15	2,015,000	1,697,638
11.25% 3/31/16	720,000	489,600
*GXS Worldwide 9.75% 6/15/15	2,285,000	2,205,025
Hewlett-Packard		
4.30% 6/1/21	2,045,000	2,068,616
4.375% 9/15/21	3,090,000	3,145,379
Jabil Circuit 7.75% 7/15/16	330,000	365,475
National Semiconductor 6.60% 6/15/17	4,745,000	5,667,626
*NXP Funding 9.50% 10/15/15	1,395,000	1,449,056
Sanmina-SCI 8.125% 3/1/16	1,000	1,013
#Seagate Technology International 144A 10.00% 5/1/14	2,010,000	2,261,250
Symantec 4.20% 9/15/20	2,290,000	2,239,322
#Unisys 144A 12.75% 10/15/14	427,000	484,645
Xerox 4.50% 5/15/21	1,665,000	1,668,412
		25,057,357
Transportation – 1.51%		
#AMGH Merger Subsidiary 144A 9.25% 11/1/18	960,000	964,800
#Brambles USA 144A		
3.95% 4/1/15	6,910,000	7,229,532
5.35% 4/1/20	910,000	993,988
Burlington Northern Santa Fe		
3.45% 9/15/21	525,000	535,724
5.65% 5/1/17	655,000	758,253
CSX		
4.25% 6/1/21	1,635,000	1,737,011
5.50% 4/15/41	2,100,000	2,412,898
#ERAC USA Finance 144A 5.25% 10/1/20	6,355,000	6,973,462
Kansas City Southern de Mexico 8.00% 2/1/18	345,000	370,875
Ryder System 3.50% 6/1/17	2,980,000	3,092,596
#United Air Lines 144A 12.00% 11/1/13	1,260,000	1,282,050
		26,351,189
Utilities – 0.55%		
AES 8.00% 6/1/20	616,000	619,080
#Calpine 144A 7.875% 7/31/20	980,000	950,600
Elwood Energy 8.159% 7/5/26	821,696	809,371
*GenOn Energy		
9.50% 10/15/18	580,000	548,100
9.875% 10/15/20	700,000	658,000
Mirant Americas Generation 8.50% 10/1/21	1,111,000	961,015
#NRG Energy 144A 7.875% 5/15/21	805,000	740,600
•Puget Sound Energy 6.974% 6/1/67	4,314,000	4,335,777
		9,622,543
Total Corporate Bonds (cost $827,616,552)		**840,023,957**
Municipal Bond – 0.00%		
Oregon State Taxable Pension 5.892% 6/1/27	5,000	5,904
Total Municipal Bond (cost $5,000)		**5,904**
Non-Agency Asset-Backed Securities – 1.35%		
•Ally Master Owner Trust Series 2011-1 A1 1.099% 1/15/16	2,200,000	2,200,999
•American Express Credit Account Master Trust Series 2010-1 B 0.829% 11/16/15	1,225,000	1,224,994
#Avis Budget Rental Car Funding AESOP Series 2011-2A A 144A 2.37% 11/20/14	1,550,000	1,580,652
Capital One Multi-Asset Execution Trust Series 2007-A7 A7 5.75% 7/15/20	2,485,000	2,941,312
Chase Funding Mortgage Loan Asset-Backed Certificates Series 2002-3 1A6 4.707% 6/25/32	305,251	305,288
#CIT Equipment Collateral 144A		
Series 2009-VT1 A3 3.07% 8/15/16	285,826	286,568
Series 2010-VT1A A3 2.41% 5/15/13	1,049,510	1,053,196
Citibank Credit Card Issuance Trust		
Series 2007-A3 A3 6.15% 6/15/39	772,000	1,050,003
•Series 2009-A2 A2 1.779% 5/15/14	110,000	111,008
Citicorp Residential Mortgage Securities		
Series 2006-3 A4 5.703% 11/25/36	1,896,814	1,832,150
Series 2006-3 A5 5.948% 11/25/36	1,800,000	1,367,678
•#CNH Wholesale Master Note Trust Series 2011-1A A 144A 1.029% 12/15/15	4,300,000	4,310,525

21,217,913
New Zealand – 0.09%			
New Zealand Government Bond 6.00% 5/15/21	NZD	1,940,000	1,656,136
			1,656,136
Norway – 2.43%			
Norway Government Bonds			
3.75% 5/25/21	NOK	12,026,000	2,288,576
4.25% 5/19/17	NOK	14,150,000	2,701,818
4.50% 5/22/19	NOK	73,796,000	14,575,754
5.00% 5/15/15	NOK	120,554,000	22,927,298
			42,493,446
Panama – 0.40%			
Panama Government International Bonds			
6.70% 1/26/36	USD	728,000	884,520
*7.125% 1/29/26		1,340,000	1,683,710
7.25% 3/15/15		1,851,000	2,125,874
8.875% 9/30/27		1,551,000	2,225,685
			6,919,789
Peru – 0.37%			
Peruvian Government International Bonds			
7.125% 3/30/19		4,354,000	5,279,225
7.35% 7/21/25		986,000	1,232,500
			6,511,725
Philippines – 0.37%			
Philippine Government International Bonds			
6.25% 1/14/36	PHP	80,000,000	1,740,685
6.50% 1/20/20	USD	1,848,000	2,152,919
9.50% 10/21/24		607,000	848,283
9.875% 1/15/19		1,299,000	1,747,155
			6,489,042
Poland – 0.47%			
Poland Government Bonds			
5.25% 10/25/20	PLN	2,550,000	738,369
5.50% 10/25/19	PLN	10,036,000	2,974,400
Poland Government International Bonds			
5.125% 4/21/21	USD	1,445,000	1,445,000
6.375% 7/15/19		2,850,000	3,142,125
			8,299,894
Republic of Korea – 0.14%			
Inflation Linked Korea Treasury Bond 2.75% 6/10/20	KRW	2,406,039,580	2,365,091
			2,365,091
Russia – 0.47%			
Russia Eurobond 7.50% 3/31/30	USD	4,786,045	5,389,948
#Russia Eurobond 144A			
7.50% 3/31/30		1,500,775	1,693,069
7.85% 3/10/18	RUB	40,000,000	1,222,709
			8,305,726
South Africa – 1.23%			
#Eskom Holdings 144A 5.75% 1/26/21	USD	3,272,000	3,337,440
South Africa Government Bonds			
7.25% 1/15/20	ZAR	30,792,000	3,581,418
8.00% 12/21/18	ZAR	82,910,000	10,249,155
South Africa Government International Bonds			
5.50% 3/9/20	USD	2,360,000	2,593,050
6.50% 6/2/14		1,616,000	1,797,800
			21,558,863
Sweden – 0.23%			
Sweden Government Bond 5.00% 12/1/20	SEK	22,085,000	4,109,421
			4,109,421
Turkey – 0.17%			
Turkey Government International Bond 5.625% 3/30/21	USD	2,900,000	2,979,750
			2,979,750
United Kingdom – 0.45%			
United Kingdom Gilt			
4.50% 3/7/19	GBP	1,667,000	3,060,877
4.75% 3/7/20	GBP	2,574,100	4,820,073
			7,880,950
Uruguay – 0.24%			
Uruguay Government International Bond 8.00% 11/18/22	USD	3,307,000	4,133,750
			4,133,750

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware VIP® Trust - Delaware VIP Diversified Income Series (Series). This report covers the period of time since the Series’ last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices. Short-term debt securities are valued at market value. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued based upon valuations founded by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment company securities are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices of the contracts. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, index swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Series may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken on federal income tax returns for all open tax years (December 31, 2007 – December 31, 2010), and has concluded that no provision for federal income tax is required in the Series’ financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Series may purchase certain U.S. government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on September 30, 2011.

To Be Announced Trades – The Series may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., "when issued," "delayed delivery," "forward commitment," or "TBA transactions") consistent with the Series’ ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Series to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Series on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Mortgage Dollar Rolls – The Series may enter into mortgage “dollar rolls” in which the Series sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate. Alternatively, the sale and purchase transactions that constitute the dollar roll can be executed at the same price, with the Series being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment by the Series to buy a security. The Series accounts for mortgage-dollar-roll transactions as purchases and sales. These transactions will increase the Series’ portfolio turnover rate.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally isolates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Series were as follows:

U.S. GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 - inputs are significant unobservable inputs (including the Series’ own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of September 30, 2011:

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

During the period September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Series.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Series may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Series’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Series may use futures in the normal course of pursuing its investment objectives. The Series may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Series deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to a Series because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Swap Contracts – The Series may enter into interest rate swap contracts, index swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Series may use interest rate swaps to adjust the Series’ sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Series invests in, such as the corporate bond market. The Series may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Series on favorable terms. The Series may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Series from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Series receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Series’ sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Series’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Series will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Series will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Series’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Series in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended September 30, 2011, the Series entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At September 30, 2011, the net unrealized appreciation of credit default swaps was $3,711,952. If a credit event had occurred for all swap transactions where collateral posting was required as of September 30, 2011, the swaps’ credit-risk-related contingent features would have been triggered and the Series would have received EUR 49,310,000 and USD 160,775,000 less the value of the contracts’ related reference obligations. The Series received $560,000 in cash collateral and $20,899,000 in securities collateral for open swap contracts.

As disclosed in the footnotes to the schedule of investments, at September 30, 2011, the notional value of the protection sold was $8,790,000, which reflects the maximum potential amount the Series would have been required to make as a seller of credit protection if a credit event had occurred. The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At September 30, 2011, the net unrealized appreciation of the protection sold was $47,855.

CDS contracts may involve greater risks than if the Series had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Series’ maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Series terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Schedule of Investments.

Fair values of derivative instruments as of September 30, 2011 were as follows:

The effect of derivative instruments on the statement of operations for the period ended September 31, 2011 was as follows:

The volume of derivative transactions varies throughout the period. Information about derivative transactions reflected is as of the date of this report and generally similar to the volume of derivative activity for the period ended September 30, 2011.

4. Securities Lending
The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon's securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Series may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Series may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Series would be required to return to the borrower of the securities and the Series would be required to make up for this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Series’ previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Series’ exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Series can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

At September 30, 2011, the value of securities on loan was $69,997,691, for which the Series received collateral, comprised of non-cash collateral valued at $8,421,105 and cash collateral of $65,073,636. At September 30, 2011, the value of invested collateral was $63,283,959. Investments purchased with cash collateral are presented on the schedule of investments under the caption "Securities Lending Collateral.”

5. Credit and Market Risk
Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series invests in fixed income securities whose value is derived from underlying mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages or consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Series’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Series invests a portion of its assets in high yield fixed income securities, which are securities rater lower than BBB- by Standard & Poor’s and Baa3 by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Series may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

6. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to September 30, 2011 that would require recognition or disclosure in the Series’ schedule of investments.

Schedule of Investments (Unaudited)

Delaware VIP® Trust – Delaware VIP Emerging Market Series

September 30, 2011

Number of Shares	Value (U.S. $)
Common Stock – 91.09%∆		
Argentina – 1.83%		
@Cresud ADR	362,769	$3,925,161
#Grupo Clarin Class B GDR 144A	209,100	1,139,072
@IRSA Inversiones y Representaciones ADR	315,012	2,740,604
*Pampa Energia ADR	50,000	577,500
		8,382,337
Australia – 0.05%		
†Alara Resources	119,472	31,805
†@Strike Resources	907,648	218,068
		249,873
Brazil – 11.65%		
AES Tiete	359,636	4,047,338
B2W Cia Global Do Varejo	282,684	2,235,036
Banco Santander Brasil ADR	393,000	2,876,760
*Braskem ADR	88,199	1,377,668
Centrais Eletricas Brasileiras	800,000	6,873,539
*Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	80,590	2,480,560
Cyrela Brazil Realty	114,015	705,778
*Fibria Celulose ADR	272,283	2,061,182
Gerdau	437,700	2,558,289
Gerdau ADR	317,600	2,264,488
Hypermarcas	64,500	307,763
Itau Unibanco Holding ADR	280,000	4,345,600
†Magazine Luiza	92,500	568,664
Petroleo Brasileiro SA ADR	328,300	7,370,335
Petroleo Brasileiro SP ADR	453,795	9,402,633
*Tim Participacoes ADR	165,309	3,894,680
		53,370,313
China/Hong Kong – 12.95%		
†*Alibaba.com	1,722,000	1,584,762
Bank of China	9,460,000	2,925,198
†Bitauto Holdings ADR	42,000	256,200
China Construction Bank	4,279,775	2,588,528
*China Mobile ADR	173,600	8,456,056
*China Petroleum & Chemical ADR	27,088	2,595,030
China Telecom	3,074,000	1,924,995
*China Unicom Hong Kong ADR	568,192	11,591,118
First Pacific	3,183,285	2,809,593
*Fosun International	148,208	74,817
†*Foxconn International Holdings	1,766,000	912,286
†*Hollysys Automation Technologies	145,100	847,384
Industrial & Commercial Bank of China	6,165,500	2,977,222
Leoch International Technology	300,000	110,706
Metallurgical	3,000,000	574,721
*PetroChina	2,128,000	2,577,606
PetroChina ADR	50,000	6,024,500
†*Renren ADR	14,200	72,420
†@Shanda Games ADR	284,625	1,129,961
†*Sina	79,200	5,671,512
†Tianjin Development Holdings	39,950	17,559
†@Tom Group	26,212,004	1,799,044
Travelsky Technology	4,159,442	1,813,246
		59,334,464
Hungary – 0.69%		
*OTP Bank	213,460	3,140,780
		3,140,780
India – 1.40%		
Coal India	115,074	779,661
Indiabulls Real Estate GDR	44,628	65,459
Oil India	19,385	533,602
#Reliance Industries 144A GDR	143,410	4,628,502
†*Sify Technologies ADR	102,500	408,975
		6,416,199
Indonesia – 1.20%		
Tambang Batubara Bukit Asam	2,919,097	5,515,845
		5,515,845
Israel – 0.83%		
Israel Chemicals	333,516	3,827,038
		3,827,038
Kingdom of Bahrain – 0.14%		
@#Aluminum Bahrain 144A GDR	91,200	659,121
		659,121

Malaysia – 3.85%		
Eastern & Oriental	6,023,062	2,710,846
Hong Leong Bank	1,451,575	4,634,478
@KLCC Property Holdings	1,766,200	1,758,107
Oriental Holdings	1,723,920	2,416,914
Petronas Chemicals Group	1,870,500	3,231,707
†UEM Land Holdings	5,336,532	2,885,776
		17,637,828
Mexico – 5.74%		
*America Movil Series L ADR	236,842	5,229,471
*Cemex ADR	800,001	2,528,003
†Empresas ICA	1,242,768	1,378,599
Fomento Economico Mexicano ADR	130,507	8,459,465
Grupo Financiero Banorte	848,200	2,506,025
Grupo Televisa ADR	336,600	6,190,074
		26,291,637
Peru – 1.16%		
Cia de Minas Buenaventura ADR	140,940	5,319,076
		5,319,076
Philippines – 0.28%		
Philippine Long Distance Telephone ADR	25,926	1,284,115
		1,284,115
Poland – 1.47%		
†Jastrzebska Spolka Weglowa	30,332	778,354
PGE	470,487	2,744,550
†Polski Koncern Naftowy Orlen	293,760	3,200,007
		6,722,911
Republic of Korea – 11.63%		
CJ	51,355	3,377,802
*KB Financial Group ADR	186,596	6,112,885
†Korea Electric Power	127,730	2,229,310
†Korea Electric Power ADR	200,000	1,700,000
KT	112,200	3,371,230
LG Display ADR	211,609	1,724,613
Lotte Chilsung Beverage	9	9,005
Lotte Confectionery	3,264	4,181,174
Samsung Electronics	21,415	14,914,547
Samsung Life Insurance	65,000	4,935,904
†SK Communications	107,325	1,634,397
SK Holdings	9,171	1,012,991
SK Telecom	13,785	1,736,401
SK Telecom ADR	452,665	6,368,997
		53,309,256
Russia – 7.78%		
†@Chelyabinsk Zink Plant GDR	77,800	218,385
†@Enel OGK-5 GDR	15,101	44,500
Gazprom ADR	881,000	8,433,593
LUKOIL ADR	26,333	1,321,653
LUKOIL ADR (London International Exchange)	150,000	7,560,086
*MMC Norilsk Nickel ADR	155,897	3,359,455
Mobile Telesystems ADR	173,502	2,134,075
@Sberbank	2,711,818	5,938,881
Surgutneftegas ADR	331,152	2,657,590
†@TGK-5 GDR	6,229	6,944
*VTB Bank GDR	967,886	3,965,964
		35,641,126
South Africa – 9.00%		
ArcelorMittal South Africa	421,035	3,078,103
Blue Label Telecoms	462,103	290,020
Gold Fields ADR	340,348	5,214,131
Impala Platinum Holdings	152,575	3,080,699
JD Group	545,025	2,566,816
Sasol	85,722	3,512,986
Sasol ADR	73,227	2,973,016
Standard Bank Group	317,616	3,631,131
Sun International	188,959	1,891,812
@Tongaat Hulett	245,237	2,792,130
Vodacom Group	1,098,323	12,232,910
		41,263,754
Taiwan – 7.25%		
Cathay Financial Holding	2,198,236	2,491,489
Evergreen Marine	6,085,172	3,070,635
Formosa Chemicals & Fibre	2,322,989	5,971,176
Hon Hai Precision Industry	793,408	1,768,631
MediaTek	679	7,386
MStar Semiconductor	263,113	1,373,863
President Chain Store	1,000,000	5,633,717
Taiwan Semiconductor Manufacturing	2,669,864	6,011,200
United Microelectronics	7,517,461	2,773,097
*United Microelectronics ADR	1,000,000	1,910,000
Walsin Lihwa	7,280,100	2,206,603
		33,217,797
Thailand – 2.76%

Bangkok Bank	717,191	3,385,608
PTT Exploration & Production	580,023	2,598,369
Siam Cement NVDR	800,000	6,686,703
		12,670,680
Turkey – 2.91%		
Alarko Gayrimenkul Yatirim Ortakligi	56,975	562,116
Alarko Holding	1,133,310	1,928,775
Torunlar Gayrimenkul Yatirim Ortakligi	595,651	1,613,627
†Turkcell Iletisim Hizmetleri	414,125	1,879,148
Turkiye Is Bankasi Class C	549,037	1,410,285
Turkiye Sise ve Cam Fabrikalari	2,192,536	4,181,378
Yazicilar Holding Class A	347,478	1,758,362
		13,333,691
United Kingdom – 1.00%		
Anglo American ADR	104,315	1,811,085
†=#Etalon Group GDR 144A	398,800	1,395,800
†@Griffin Mining	1,846,472	1,327,945
†Mwana Africa	470,093	31,639
		4,566,469
United States – 5.52%		
Avon Products	550,000	10,780,000
†*MEMC Electronic Materials	200,000	1,048,000
†Yahoo	1,024,300	13,479,788
		25,307,788
Total Common Stock (cost $506,866,002)		**417,462,098**
Preferred Stock – 5.30%		
Brazil – 3.05%		
Braskem Class A 5.40%	324,568	2,514,453
Vale Class A 7.03%	550,000	11,455,898
		13,970,351
Republic of Korea – 1.28%		
CJ 4.34%	31,500	544,450
Samsung Electronics 0.90%	11,195	5,323,002
		5,867,452
Russia – 0.97%		
@=AK Transneft 1.14%	4,387	4,436,185
		4,436,185
Total Preferred Stock (cost $20,540,245)		**24,273,988**
Participation Notes – 0.05%		
@=#Lehman Indian Oil CW 12 LEPO 144A	100,339	38,232
=#Lehman Oil & Natural Gas CW 12 LEPO 144A	146,971	190,825
Total Participation Notes (cost $4,952,197)		**229,057**
Right – 0.03%		
Hong Leong Bank	290,315	139,308
Total Right (cost $0)		**139,308**
	Principal Amount (U.S. $)	
Short-Term Investments – 2.59%		
≠*Discount Note – 0.22%*		
Federal Home Loan Bank 0.001% 10/3/11	$990,176	990,176
		990,176
Repurchase Agreements – 2.37%		
BNP Paribas 0.02%, dated 9/30/11, to be repurchased on 10/3/11, repurchase price $10,884,853 (collateralized by U.S. government obligations 0.625% 7/15/14, market value $11,102,533)	10,884,835	10,884,835
		10,884,835
Total Short-Term Investments (cost $11,875,011)		**11,875,011**
Total Value of Securities Before Securities Lending Collateral – 99.06% (cost $544,233,455)		**453,979,462**
	Number of Shares	
Securities Lending Collateral – 10.57%**		
Investment Companies		
BNY Mellon SL DBT II Liquidating Fund	311,135	299,001
Delaware Investments Collateral Fund No.1	48,124,058	48,124,058
@†Mellon GSL Reinvestment Trust II	494,768	0
Total Securities Lending Collateral (cost $48,929,961)		**48,423,059**
Total Value of Securities – 109.63% (cost $593,163,416)		**502,402,521**▲
Obligation to Return Securities Lending Collateral – (10.68%)**		**(48,929,961)**
Receivables and Other Assets Net of Other Liabilities – 1.05%		**4,799,307**
Net Assets Applicable to 27,770,372 Shares Outstanding – 100.00%		**$458,271,867**

ΔSecurities have been classified by country of origin.

@Illiquid security. At September 30, 2011, the aggregate amount of illiquid securities was $27,033,268 which represented 5.90% of the Series' net assets. See Note 5 in "Notes."
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2011, the aggregate amount of Rule 144A securities was $8,051,552, which represented 1.76% of the Series' net assets. See Note 5 in "Notes."
*Fully or partially on loan.
†Non income producing security.
=Security is being fair valued in accordance with the Series' fair valuation policy. At September 30, 2011, the aggregate amount of fair valued securities was $6,061,042, which represented 1.32% of the Series' net assets. See Note 1 in "Notes."
≠The rate shown is the effective yield at the time of purchase.
**See Note 4 in "Notes."
˄Includes $45,966,436 of securities loaned.

The following foreign currency exchange contract was outstanding at September 30, 2011:[1]

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
MNB	ILS	(255,079)	USD	68,551	10/3/11	$(45)
MNB	MYR	2,511,225	USD	(788,553)	10/4/11	(1,098)
MNB	PLN	(259,944)	USD	78,790	10/3/11	341
MNB	TWD	(3,319,022)	USD	108,263	10/3/11	(689)
						$(1,491)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Series' (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series' net assets.

[1]See Note 3 in "Notes."

Summary of Abbreviations:
ADR – American Depositary Receipt
GDR – Global Depositary Receipt
ILS – Israeli Shekel
LEPO – Low Exercise Price Option
MNB – Mellon National Bank
MYR – Malaysian Ringgit
NVDR – Non-Voting Depositary Receipt
PLN – Polish Zloty
TWD – Taiwan Dollar
USD – United States Dollar

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware VIP® Trust - Delaware VIP Emerging Markets Series (Series). This report covers the period of time since the Series’ last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Investment company securities are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Series may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken on federal income tax returns for all open tax years (December 31, 2007 – December 31, 2010), and has concluded that no provision for federal income tax is required in the Series’ financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Series may purchase certain U.S. government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series' custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on September 30, 2011.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series' prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which are due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Series were as follows:

For federal income tax purposes, at December 31, 2010, capital loss carryforwards of $13,497,039 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire in 2017.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Series will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

U.S. GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 - inputs are significant unobservable inputs (including the Series’ own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of September 30, 2011:

As a result of utilizing international fair value pricing at September 30, 2011, the majority of the portfolio was categorized as Level 2.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

During the period ended September 30, 2011, transfers out of Level 3 investments into Level 2 investments were made in the amount of $1,283,883 for the Series. This was due to the Series' pricing vendor being able to supply a matrix price for an investment that had been utilizing a broker quoted price. During the period ended September 30, 2011, the Series had transfers out of Level 2 investments into Level 3 investments in the amount of $5,343,246 which was due to the Series’ pricing vendor dropping coverage of a security. The Series’ policy is to recognize transfers between levels at the end of the reporting period. During the period ended September 30, 2011, there were no transfers between Level 1 investments and Level 2 investments that had a material impact to the Series. This does not include transfers between Level 1 investments and Level 2 investments due to the Series utilizing international fair value pricing during the period.

3. Derivatives
U.S.GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts – The Series may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Series’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty.

The volume of derivative transactions varies throughout the period. Information about derivative transactions reflected is as of the date of this report, and generally similar to the volume of derivative activity for the period ended September 30, 2011.

4. Securities Lending
The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Series may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Series may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Series would be required to return to the borrower of the securities and the Series would be required to make up this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Series’ previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Series’ exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Series can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

At September 30, 2011, the value of securities on loan was $45,966,436, for which cash collateral was received and invested in accordance with the Lending Agreement. At September 30, 2011, the value of invested collateral was $48,423,059. These investments are presented on the schedule of investments under the caption "Securities Lending Collateral".

5. Credit and Market Risk
Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest a portion of its assets in high yield fixed income securities, which are securities rater lower than BBB- by Standard & Poor’s (S&P) and Baa3 by Moody’s Investor Services (Moody’s), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

6. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to September 30, 2011 that would require recognition or disclosure in the Series’ schedule of investments.

Schedule of Investments (Unaudited)

Delaware VIP® Trust – Delaware VIP High Yield Series

September 30, 2011

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware VIP® Trust – Delaware VIP High-Yield Series (Series). This report covers the period of time since the Series’ last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment company securities are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Series may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken on federal income tax returns for all open tax years (December 31, 2007 – December 31, 2010), and has concluded that no provision for federal income tax is required in the Series’ financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Series may purchase certain U.S. government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on September 30, 2011.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Series was as follows:

For federal income tax purposes, at December 31, 2010, capital loss carryforwards of $19,979,537 may be carried forward and applied against future capital gains. Capital loss carryforwards will expire as follows: $9,601,250 expires in 2016 and $10,378,287 expires in 2017.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Series will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

U.S. GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 - inputs are significant unobservable inputs (including the Series' own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of September 30, 2011:

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a material impact to the Series.

3. Securities Lending
The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Series may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Series may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Series would be required to return to the borrower of the securities and the Series would be required to make up for this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Series’ previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Series’ exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Series can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

At September 30, 2011, the value of securities on loan was $52,026,995 for which cash collateral was received and invested in accordance with the Lending Agreement. At September 30, 2011, the value of invested collateral was $55,212,394. These investments are presented on the schedule of investments under the caption “Securities Lending Collateral.”

4. Credit and Market Risk
The Series invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and Baa3 by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

5. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to September 30, 2011 that would require recognition or disclosure in the Series’ schedule of investments.

Schedule of Investments (Unaudited)

Delaware VIP® Trust – Delaware VIP International Value Equity Series

September 30, 2011

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware VIP® Trust-Delaware VIP International Value Equity Series (Series). This report covers the period of time since the Series’ last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Investment company securities are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Series may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required in the Series’ financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Series may purchase certain U.S. government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on September 30, 2011.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. Dividends and distributions, if any, are recorded on the ex-dividend date. The Series may distribute income dividends and capital gains more frequently, if necessary for tax purposes.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Series were as follows:

For federal income tax purposes, at December 31, 2010, capital loss carryforwards of $24,136,695 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $11,412,874 expires in 2016 and $12,723,821 expires in 2017.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Series will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

U.S. GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 – inputs are significant unobservable inputs (including the Series’ own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Series' investments by fair value hierarchy levels as of September 30, 2011:

The value of Level 3 investments was zero at the beginning and end of the period and there was no change in unrealized appreciation/depreciation.

As a result of utilizing international fair value pricing at September 30, 2011, the majority of the portfolio was categorized as Level 2.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Series. This does not include transfers between Level 1 investments and Level 2 investments due to the Series utilizing fair value pricing during the year.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Series may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Series’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty.

The volume of derivative transactions varies throughout the period. Information about derivative transactions reflected is as of the date of this report and generally similar to the volume of derivative activity for the period ended September 30, 2011.

4. Securities Lending
The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Series may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Series may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Series would be required to return to the borrower of the securities and the Series would be required to make up this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Series’ previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Series’ exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Series can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

At September 30, 2011, the value of the securities on loan was $5,088,849, for which cash collateral was received and invested in accordance with the Lending Agreement. At September 30, 2011, the value of invested collateral was $5,104,144. These investments are presented on the schedule of investments under the caption “Securities Lending Collateral.”

5. Credit and Market Risk
Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of September 30, 2011, there were no Rule 144A securities. Illiquid securities have been identified on the schedule of investments.

6. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to September 30, 2011 that would require recognition or disclosure in the Series’ schedule of investments.

Schedule of Investments (Unaudited)

Delaware Investments® Trust – Delaware VIP Limited-Term Diversified Income Series

September 30, 2011

Principal Amount (U.S. $)	Value (U.S. $)
Agency Asset-Backed Securities – 0.00%		
•Fannie Mae Grantor Trust Series 2003-T4 2A5 5.407% 9/26/33	$22,008	$23,229
Total Agency Asset-Backed Securities (cost $21,830)		23,229
Agency Collateralized Mortgage Obligations – 2.37%		
Fannie Mae Grantor Trust		
•Series 2001-T5 A2 6.992% 2/19/30	23,368	26,216
Series 2001-T8 A2 9.50% 7/25/41	12,378	14,753
Fannie Mae REMICs		
Series 2002-90 A1 6.50% 6/25/42	735	855
Series 2003-32 PH 5.50% 3/25/32	341,441	359,297
Series 2003-52 NA 4.00% 6/25/23	242,395	256,377
Series 2003-81 GE 4.50% 4/25/18	271,923	283,979
Series 2003-120 BL 3.50% 12/25/18	430,000	459,726
Series 2004-49 EB 5.00% 7/25/24	52,118	57,351
•Series 2005-66 FD 0.535% 7/25/35	620,158	618,704
Series 2005-110 MB 5.50% 9/25/35	15,974	17,754
Series 2006-69 PB 6.00% 10/25/32	713,703	730,047
Fannie Mae Whole Loan Series 2004-W9 2A1 6.50% 2/25/44	27,169	30,343
Freddie Mac REMICs		
Series 2326 ZQ 6.50% 6/15/31	52,274	60,530
Series 2694 QG 4.50% 1/15/29	32,135	32,684
Series 2706 UG 4.50% 8/15/16	480,385	484,574
Series 2802 NM 4.50% 9/15/29	730,000	746,732
Series 2890 PC 5.00% 7/15/30	140,000	143,362
•Series 3016 FL 0.619% 8/15/35	524,394	523,951
Series 3027 DE 5.00% 9/15/25	50,000	55,384
•Series 3067 FA 0.579% 11/15/35	3,656,358	3,646,397
Series 3173 PE 6.00% 4/15/35	20,000	22,217
•Series 3297 BF 0.469% 4/15/37	1,115,415	1,109,560
Series 3337 PB 5.50% 7/15/30	25,173	25,376
Series 3416 GK 4.00% 7/15/22	79,998	83,431
•Series 3780 LF 0.629% 3/15/29	1,093,174	1,090,997
•Series 3800 AF 0.729% 2/15/41	9,991,046	9,999,987
•Series 3803 TF 0.629% 11/15/28	1,019,549	1,021,418
•Freddie Mac Strip Series 19 F 1.134% 6/1/28	9,273	9,392
◆Freddie Mac Structured Pass Through Securities		
Series T-54 2A 6.50% 2/25/43	1,438	1,604
Series T-58 2A 6.50% 9/25/43	33,842	39,187
Total Agency Collateralized Mortgage Obligations (cost $21,938,971)		21,952,185
Agency Mortgage-Backed Securities – 21.02%		
Fannie Mae		
4.00% 9/1/20	4,749,716	5,023,641
6.50% 8/1/17	9,018	9,875
7.00% 11/15/16	9,584	9,924
•Fannie Mae ARM		
1.943% 1/1/35	1,145,289	1,195,739
2.339% 8/1/34	23,455	24,673
2.40% 12/1/33	19,285	20,188
2.402% 10/1/33	10,862	11,193
2.527% 6/1/34	22,244	23,426
2.531% 4/1/36	306,714	323,029
2.618% 11/1/35	153,136	161,341
3.468% 1/1/41	252,939	262,910
4.287% 9/1/39	729,869	772,148
4.414% 10/1/39	1,280,656	1,358,285
4.781% 9/1/35	491,623	521,340
4.892% 3/1/38	10,558	11,251
4.959% 11/1/33	1,976,632	2,126,194
4.998% 8/1/35	10,930	11,674
5.023% 9/1/38	1,172,145	1,260,688
5.138% 11/1/35	6,452	6,851
5.488% 8/1/37	257,626	274,576
5.55% 4/1/37	1,142,582	1,229,877
5.967% 8/1/37	241,765	262,200
5.979% 7/1/36	46,821	50,648
6.011% 6/1/36	60,239	65,018
6.167% 8/1/37	399,363	426,123
6.268% 4/1/36	21,450	23,067
6.268% 7/1/36	52,450	56,846
6.291% 8/1/36	54,245	58,881
Fannie Mae Relocation 30 yr

Pool 763656 5.00% 1/1/34	38,754	41,333
Pool 763742 5.00% 1/1/34	44,587	47,554
Fannie Mae S.F. 15 yr		
4.00% 7/1/25	5,000,499	5,280,699
4.00% 8/1/25	6,788,551	7,168,944
4.00% 11/1/25	7,355,450	7,827,372
4.50% 9/1/20	1,810,139	1,939,004
5.00% 9/1/18	152,518	165,021
5.00% 10/1/18	2,458	2,659
5.00% 2/1/19	4,229	4,608
5.00% 5/1/21	27,118	29,341
5.00% 9/1/25	11,580,570	12,457,474
5.50% 4/1/21	1,643	1,783
5.50% 1/1/23	17,174	18,626
5.50% 4/1/23	40,994	44,461
6.00% 3/1/18	831,425	903,449
6.00% 8/1/22	44,234	48,156
7.00% 11/1/14	360	384
7.50% 3/1/15	1,314	1,408
8.00% 10/1/14	47	49
8.00% 10/1/16	8,930	9,746
Fannie Mae S.F. 15 yr TBA		
3.50% 10/1/26	31,592,000	32,984,024
3.50% 11/1/26	13,010,000	13,554,794
4.00% 10/1/26	8,940,000	9,420,525
Fannie Mae S.F. 30 yr		
5.00% 3/1/34	7,269	7,856
5.00% 12/1/37	49,025	52,831
5.00% 2/1/38	39,195	42,207
5.00% 7/1/40	141,727	152,708
5.50% 4/1/34	7,174,094	7,846,790
6.00% 11/1/34	4,795	5,312
6.00% 4/1/36	12,395	13,651
6.00% 10/1/36	1,429,256	1,574,058
6.00% 11/1/37	801,449	880,892
6.00% 1/1/38	463,417	510,367
6.00% 3/1/39	2,923,989	3,213,829
6.50% 6/1/29	1,586	1,796
6.50% 1/1/34	1,908	2,142
6.50% 4/1/36	5,337	5,973
6.50% 6/1/36	10,887	12,169
6.50% 10/1/36	7,651	8,517
6.50% 8/1/37	2,460	2,734
6.50% 12/1/37	14,086	15,807
7.00% 12/1/34	1,244	1,428
7.00% 12/1/35	1,064	1,221
7.00% 4/1/37	1,099,788	1,262,714
7.00% 12/1/37	11,367	13,055
7.50% 6/1/31	12,478	14,596
7.50% 4/1/32	571	670
7.50% 5/1/33	2,421	2,842
7.50% 6/1/34	819	957
9.00% 7/1/20	18,717	20,820
10.00% 8/1/19	15,769	17,814
Fannie Mae S.F. 30 yr TBA		
5.50% 10/1/41	2,675,000	2,902,793
6.00% 10/1/41	50,390,000	55,271,532
•Freddie Mac ARM		
2.48% 4/1/33	9,535	9,802
2.514% 7/1/36	129,867	136,938
2.851% 4/1/34	4,289	4,522
5.034% 7/1/38	2,214,043	2,375,961
5.048% 8/1/38	35,824	38,627
5.662% 6/1/37	734,536	786,953
5.809% 10/1/36	14,268	15,395
6.193% 10/1/37	473,544	510,354
Freddie Mac Balloon 7 yr 5.00% 11/1/11	25,265	25,381
Freddie Mac S.F. 15 yr		
4.00% 11/1/13	22,741	23,137
4.00% 3/1/14	32,895	34,123
5.00% 4/1/20	135,060	146,046
5.00% 12/1/22	24,262	26,190
5.50% 7/1/24	2,924,166	3,174,422
8.00% 5/1/15	13,890	15,192
Freddie Mac S.F. 30 yr		
6.00% 2/1/36	2,770,524	3,049,049
6.00% 1/1/38	1,340,247	1,472,052
7.00% 11/1/33	11,540	13,339
9.00% 4/1/17	1,051	1,178
GNMA I S.F. 15 yr 6.00% 1/15/22	1,707,339	1,856,088
GNMA I S.F. 30 yr		
7.00% 12/15/34	39,933	45,595
7.50% 1/15/32	1,183	1,389

GNMA II S.F. 30 yr		
12.00% 6/20/14	1,296	1,460
12.00% 2/20/16	383	384
Total Agency Mortgage-Backed Securities (cost $193,680,200)		**195,156,478**
Agency Obligations – 4.03%		
Fannie Mae 0.55% 9/27/13	18,750,000	18,700,669
Freddie Mac 0.55% 9/30/13	18,750,000	18,739,856
Total Agency Obligations (cost $37,509,375)		**37,440,525**
Commercial Mortgage-Backed Securities – 1.25%		
#American Tower Trust Series 2007-1A AFX 144A 5.42% 4/15/37	95,000	101,458
Bank of America Merrill Lynch Commercial Mortgage		
Series 2004-2 A3 4.05% 11/10/38	113,804	114,686
•Series 2004-3 A5 5.544% 6/10/39	83,189	89,564
•Series 2005-1 A5 5.163% 11/10/42	330,000	358,068
Bear Stearns Commercial Mortgage Securities		
•Series 2005-T20 A4A 5.147% 10/12/42	455,000	499,914
Series 2007-PW15 A4 5.331% 2/11/44	595,000	613,801
•◆Commercial Mortgage Pass Through Certificates Series 2005-C6 A5A 5.116% 6/10/44	1,665,000	1,802,851
Goldman Sachs Mortgage Securities II		
*•Series 2004-GG2 A6 5.396% 8/10/38	470,000	499,565
Series 2005-GG4 A4 4.761% 7/10/39	1,370,000	1,443,727
Series 2005-GG4 A4A 4.751% 7/10/39	1,405,000	1,491,069
•Series 2006-GG6 A4 5.553% 4/10/38	915,000	971,246
•JPMorgan Chase Commercial Mortgage Securities Series 2005-LDP5 A4 5.205% 12/15/44	545,000	597,171
Morgan Stanley Capital I		
Series 2005-HQ6 A4A 4.989% 8/13/42	1,205,000	1,297,608
•Series 2007-T27 A4 5.641% 6/11/42	1,520,000	1,698,022
Total Commercial Mortgage-Backed Securities (cost $9,813,501)		**11,578,750**
Convertible Bonds – 0.74%		
Amgen 0.375% exercise price $79.48, expiration date 2/1/13	2,525,000	2,493,438
Medtronic 1.625% exercise price $54.00, expiration date 4/15/13	1,250,000	1,257,813
*Transocean 1.50% exercise price $168.65, expiration date 12/15/37	605,000	599,706
Transocean 1.50% exercise price $168.65, expiration date 12/15/37	2,555,000	2,487,931
Total Convertible Bonds (cost $6,631,741)		**6,838,888**
Corporate Bonds – 30.07%		
Banking – 9.24%		
Abbey National Treasury Services 4.00% 4/27/16	2,325,000	2,148,491
#Bank Nederlandse Gemeenten 144A 1.75% 10/6/15	1,000	1,015
Bank of America		
•0.647% 6/15/17	605,000	445,674
6.50% 8/1/16	455,000	452,297
*#Bank of Montreal 144A 2.625% 1/25/16	5,865,000	6,130,497
BB&T 5.20% 12/23/15	1,670,000	1,795,704
•Branch Banking & Trust 0.658% 9/13/16	4,500,000	4,161,146
#Canadian Imperial Bank of Commerce 144A 2.75% 1/27/16	1,445,000	1,514,989
Comerica 3.00% 9/16/15	2,185,000	2,172,659
•#Commonwealth Bank of Australia 144A 0.63% 9/17/14	13,340,000	13,357,570
#Export-Import Bank of Korea 144A 5.25% 2/10/14	800,000	847,189
Fifth Third Bancorp 3.625% 1/25/16	1,860,000	1,892,771
Goldman Sachs Group 3.625% 2/7/16	2,830,000	2,757,951
*#HSBC Bank 144A 3.10% 5/24/16	3,440,000	3,423,626
JPMorgan Chase 3.45% 3/1/16	7,105,000	7,141,541
•JPMorgan Chase Bank 0.668% 6/13/16	605,000	555,730
KeyBank 5.45% 3/3/16	1,780,000	1,915,219
Korea Development Bank 8.00% 1/23/14	1,735,000	1,928,335
Morgan Stanley		
•0.729% 10/15/15	420,000	355,027
*2.875% 1/24/14	1,815,000	1,748,852
•#National Australia Bank 0.746% 7/8/14	13,155,000	13,219,539
#Nederlandse Waterschapsbank 144A 1.375% 5/16/14	2,040,000	2,062,395
PNC Funding 5.25% 11/15/15	275,000	295,415
•#Rabobank 144A 11.00% 12/29/49	915,000	1,103,302
Santander Holdings USA 4.625% 4/19/16	795,000	766,663
SunTrust Banks		
•0.598% 8/24/15	585,000	534,472
3.60% 4/15/16	1,505,000	1,527,443
•UBS 1.253% 1/28/14	2,195,000	2,169,077
US Bancorp		
3.15% 3/4/15	750,000	783,352
*4.20% 5/15/14	1,860,000	1,997,370
•USB Capital IX 3.50% 4/15/49	2,770,000	1,956,340
Wachovia		
•0.619% 10/15/16	10,000	9,196
5.625% 10/15/16	20,000	21,644
Wachovia Bank 5.60% 3/15/16	1,655,000	1,808,049
Wells Fargo Bank		
•0.50% 5/16/16	545,000	483,583
4.75% 2/9/15	500,000	521,422
•Wells Fargo Capital XIII 7.70% 12/29/49	1,785,000	1,793,925
		85,799,470
Basic Industry – 2.26%

#Anglo American Capital 144A 2.15% 9/27/13	1,095,000	1,092,281
ArcelorMittal 3.75% 8/5/15	3,840,000	3,588,549
Barrick Gold 2.90% 5/30/16	3,850,000	3,904,801
Dow Chemical 5.90% 2/15/15	3,415,000	3,772,666
Freeport-McMoRan Copper & Gold 8.375% 4/1/17	2,415,000	2,592,940
Lubrizol 5.50% 10/1/14	790,000	887,132
Teck Resources		
3.15% 1/15/17	2,040,000	2,054,462
9.75% 5/15/14	2,599,000	3,082,258
		20,975,089
Brokerage – 0.29%		
Jefferies Group 5.875% 6/8/14	820,000	860,859
Lazard Group		
6.85% 6/15/17	733,000	808,064
7.125% 5/15/15	949,000	1,048,986
		2,717,909
Capital Goods – 0.26%		
Waste Management 2.60% 9/1/16	2,365,000	2,373,320
		2,373,320
Communications – 3.21%		
AT&T 6.70% 11/15/13	190,000	211,171
AT&T Wireless 8.125% 5/1/12	1,344,000	1,398,439
Comcast 5.85% 11/15/15	3,300,000	3,746,816
#COX Communications 144A 5.875% 12/1/16	1,550,000	1,759,501
#Crown Castle Towers 144A 3.214% 8/15/15	795,000	807,823
DirecTV Holdings 7.625% 5/15/16	1,405,000	1,511,845
Discovery Communications 3.70% 6/1/15	2,650,000	2,791,407
Qwest 8.375% 5/1/16	1,350,000	1,488,375
Rogers Communications 7.50% 3/15/15	1,262,000	1,488,525
Telecom Italia Capital		
4.95% 9/30/14	345,000	332,560
5.25% 11/15/13	300,000	293,387
Time Warner Cable		
7.50% 4/1/14	1,420,000	1,607,105
8.25% 2/14/14	495,000	562,909
Verizon Communications		
•0.973% 3/28/14	2,200,000	2,207,775
*3.00% 4/1/16	2,915,000	3,051,954
5.55% 2/15/16	2,225,000	2,540,946
Virgin Media Secured Finance 6.50% 1/15/18	2,200,000	2,348,500
#Vivendi 144A 5.75% 4/4/13	1,580,000	1,667,472
		29,816,510
Consumer Cyclical – 2.31%		
*Brinker International 5.75% 6/1/14	1,000,000	1,067,193
*Walt Disney 1.35% 8/16/16	5,100,000	5,035,118
•Target 0.42% 7/18/14	8,700,000	8,675,614
Time Warner		
3.15% 7/15/15	2,200,000	2,277,506
*5.875% 11/15/16	2,145,000	2,427,203
Wal-Mart Stores 1.50% 10/25/15	1,970,000	1,988,398
		21,471,032
Consumer Non-Cyclical – 4.48%		
Amgen 4.85% 11/18/14	2,865,000	3,195,128
Anheuser-Busch Inbev Worldwide 3.625% 4/15/15	220,000	235,746
AstraZeneca 5.40% 9/15/12	1,035,000	1,083,229
CareFusion 5.125% 8/1/14	2,125,000	2,315,341
Coca-Cola Enterprises 2.125% 9/15/15	1,975,000	1,987,826
DENTSPLY International 2.75% 8/15/16	3,195,000	3,220,646
Express Scripts 3.125% 5/15/16	2,500,000	2,526,970
Hospira 6.40% 5/15/15	2,020,000	2,288,620
Kraft Foods 2.625% 5/8/13	1,750,000	1,786,985
Medco Health Solutions 7.25% 8/15/13	1,000,000	1,094,849
*Medtronic 3.00% 3/15/15	950,000	1,006,622
Quest Diagnostics		
3.20% 4/1/16	3,325,000	3,455,825
5.45% 11/1/15	2,200,000	2,470,343
Stryker 2.00% 9/30/16	5,005,000	5,035,085
Teva Pharmaceutical Finance II 3.00% 6/15/15	1,360,000	1,426,871
Teva Pharmaceutical Finance III 1.70% 3/21/14	1,975,000	1,996,806
Western Union 3.65% 8/22/18	740,000	747,934
#Woolworths 144A		
2.55% 9/22/15	4,385,000	4,472,581
3.15% 4/12/16	15,000	15,562
*Yale University 2.90% 10/15/14	1,105,000	1,173,082
		41,536,051
Electric – 1.59%		
Appalachian Power 3.40% 5/24/15	1,445,000	1,525,843
Commonwealth Edison 1.95% 9/1/16	4,405,000	4,369,654
Dominion Resources 1.95% 8/15/16	2,505,000	2,496,551
Duke Energy 3.95% 9/15/14	1,615,000	1,716,856
Jersey Central Power & Light 5.625% 5/1/16	1,825,000	2,084,937
PacifiCorp 6.90% 11/15/11	1,100,000	1,107,618
@#Power Receivables Finance 144A 6.29% 1/1/12	8,289	8,297

Public Service Electric & Gas 2.70% 5/1/15	1,400,000	1,464,540
		14,774,296
Energy – 1.31%		
Noble Holding International 3.05% 3/1/16	5,765,000	5,939,472
#Schlumberger Norge 144A 1.95% 9/14/16	3,675,000	3,658,995
Shell International Finance 3.10% 6/28/15	980,000	1,041,330
Weatherford International 5.15% 3/15/13	16,000	16,776
#Woodside Finance 144A		
4.50% 11/10/14	1,100,000	1,168,770
8.125% 3/1/14	290,000	328,259
		12,153,602
Finance Companies – 1.04%		
#CDP Financial 144A 3.00% 11/25/14	2,065,000	2,160,058
#ERAC USA Finance 144A		
2.25% 1/10/14	3,120,000	3,139,276
2.75% 7/1/13	585,000	592,060
#FUEL Trust 144A 3.984% 6/15/16	1,200,000	1,176,174
General Electric Capital		
•0.607% 9/15/14	1,390,000	1,331,407
3.50% 6/29/15	1,205,000	1,245,792
		9,644,767
Insurance – 0.98%		
•Chubb 6.375% 3/29/67	1,190,000	1,158,763
MetLife 6.75% 6/1/16	2,015,000	2,319,851
#Metropolitan Life Global Funding I 144A 3.125% 1/11/16	2,965,000	3,059,775
Prudential Financial 3.875% 1/14/15	30,000	30,687
•#ZFS Finance USA Trust IV 144A 5.875% 5/9/32	2,535,000	2,522,807
		9,091,883
Natural Gas – 0.88%		
Energy Transfer Partners 8.50% 4/15/14	115,000	130,559
Enterprise Products Operating		
3.20% 2/1/16	2,500,000	2,556,465
9.75% 1/31/14	805,000	942,474
Plains All American Pipeline 3.95% 9/15/15	2,460,000	2,590,985
TransCanada PipeLines		
3.40% 6/1/15	1,480,000	1,571,329
•6.35% 5/15/67	415,000	413,699
		8,205,511
Real Estate – 0.26%		
Health Care REIT 3.625% 3/15/16	2,490,000	2,430,185
		2,430,185
Technology – 1.53%		
Hewlett-Packard		
1.55% 5/30/14	2,650,000	2,634,733
3.00% 9/15/16	1,830,000	1,847,370
International Business Machines 1.95% 7/22/16	2,095,000	2,115,820
National Semiconductor 6.60% 6/15/17	925,000	1,104,859
#Seagate Technology International 144A 10.00% 5/1/14	1,205,000	1,355,625
Xerox		
•1.11% 5/16/14	1,410,000	1,398,267
*4.25% 2/15/15	3,500,000	3,705,129
		14,161,803
Transportation – 0.43%		
Burlington Northern Santa Fe 7.00% 2/1/14	1,585,000	1,792,958
*CSX 4.25% 6/1/21	10,000	10,624
Ryder System 3.50% 6/1/17	2,095,000	2,174,157
		3,977,739
Total Corporate Bonds (cost $278,020,230)		**279,129,167**
Municipal Bonds – 3.23%		
California State Department of Water Resources Power Supply Revenue 5.00% 5/1/13	4,370,000	4,684,465
Los Angeles County, California Tax and Revenue Anticipants Notes Series B 2.50% 3/30/12	10,000,000	10,115,300
Railsplitter Tobacco Settlement Authority, Illinois Revenue 5.00% 6/1/15	1,475,000	1,644,065
Regional Transportation Authority, Illinois Taxable Working Cash (NTS) Series C 2.843% 7/1/12	4,400,000	4,471,632
State of California Series A2 2.00% 6/26/12	9,000,000	9,113,130
Total Municipal Bonds (cost $29,791,661)		**30,028,592**
Non-Agency Asset-Backed Securities – 20.98%		
•Ally Master Owner Trust		
#Series 2010-1 A 144A 1.979% 1/15/15	8,000,000	8,120,096
Series 2010 -4 A 1.299% 8/15/17	1,630,000	1,643,171
Series 2011-1 A1 1.099% 1/15/16	8,195,000	8,198,723
•American Express Credit Account Master Trust		
Series 2009-1 A 1.579% 12/15/14	10,000,000	10,079,020
Series 2010-1 B 0.829% 11/16/15	400,000	399,998
•Ameriquest Mortgage Securities Series 2003-11 AF6 5.64% 1/25/34	37,737	37,728
•Bank of America Credit Card Trust Series 2007-A4 A4 0.269% 11/15/19	2,115,000	2,081,873
•#Cabela's Master Credit Card Trust Series 2011-2A A2 144A 0.829% 6/17/19	8,500,000	8,499,956
Capital One Multi-Asset Execution Trust		
•Series 2004-A1A1 0.439% 12/15/16	2,860,000	2,857,232
•Series 2005-A6 A6 0.299% 7/15/15	3,410,000	3,403,017
•Series 2006-A12A 0.289% 7/15/16	3,515,000	3,504,639
Series 2007-A7 A7 5.75% 7/15/20	665,000	787,112
Chase Funding Mortgage Loan Asset-Backed Certificates Series 2002-3 1A6 4.707% 9/25/13	63,105	63,112

•Chase Issuance Trust Series 2005-A2 A2 0.299% 12/15/14	2,300,000	2,299,029
•#Chesapeake Funding Series 2009-2A A 144A 1.979% 9/15/21	8,728,979	8,753,757
#CIT Equipment Collateral Series 2009-VT1 A3 144A 3.07% 8/15/16	100,594	100,855
•#Citibank Omni Master Trust 144A		
*Series 2009-A8 A8 2.329% 5/16/16	10,000,000	10,085,110
Series 2009-A14A A14 2.979% 8/15/18	2,985,000	3,123,156
•#CNH Wholesale Master Note Trust 144A		
Series 2009-1A A 1.929% 7/15/15	1,500,000	1,514,324
Series 2011-1A A 1.029% 12/15/15	10,000,000	10,024,480
Conseco Financial Series 1997-6 A8 7.07% 1/15/29	396,591	416,419
Discover Card Master Trust		
Series 2007-A1 A1 5.65% 3/16/20	235,000	280,530
•Series 2009-A1 A1 1.529% 12/15/14	4,690,000	4,730,750
•Series 2010-A1 A1 0.879% 9/15/15	4,000,000	4,031,321
•Series 2011-A3A 0.441% 3/15/17	4,580,000	4,580,000
•Discover Card Master Trust I Series 2005-4 A2 0.319% 6/16/15	3,600,000	3,599,160
•Ford Credit Auto Owner Trust Series 2008-C A4B 1.979% 4/15/13	831,694	836,154
Ford Credit Floorplan Master Owner Trust		
•Series 2009-2 A 1.779% 9/15/14	8,700,000	8,793,451
•#Series 2010-1 A 144A 1.879% 12/15/14	14,710,000	14,923,006
•#Series 2010-3 A2 144A 1.929% 2/15/17	10,000,000	10,320,501
•Series 2011-1 A2 0.829% 2/15/16	3,485,000	3,477,472
•GE Capital Credit Card Master Note Trust		
Series 2009-1 A 2.329% 4/15/15	9,500,000	9,600,644
Series 2011-1 A 0.779% 1/15/17	3,435,000	3,456,437
Series 2011-3 A 0.46% 9/15/16	3,600,000	3,599,986
Harley-Davidson Motorcycle Trust Series 2009-4 A3 1.87% 2/17/14	128,576	129,049
John Deere Owner Trust		
Series 2009-A A4 3.96% 5/16/16	1,435,000	1,463,572
Series 2010-A A4 2.13% 10/17/16	845,000	864,387
MBNA Credit Card Master Note Trust Series 2004-B1 B1 4.45% 8/15/16	2,525,000	2,698,675
•#Navistar Financial Dealer Note Master Trust 144A		
Series 2009-1 A 1.685% 10/26/15	5,255,000	5,300,385
Series 2010-1 A 1.885% 1/26/15	9,500,000	9,533,257
#Navistar Financial Owner Trust Series 2010-B A3 144A 1.08% 3/18/14	975,000	974,677
•New Century Home Equity Loan Trust Series 2003-5 AI4 4.76% 11/25/33	9,614	9,444
•#Nissan Master Owner Trust Receivables Series 2010-AA A 144A 1.379% 1/15/15	7,765,000	7,836,034
•#Penarth Master Issuer Series 2011-1A A1 144A 0.88% 5/18/15	3,500,000	3,498,579
•Residential Asset Securities		
Series 2002-KS2 AI5 7.279% 4/25/32	23,145	22,106
Series 2006-KS3 AI3 0.405% 4/25/36	108,437	96,425
•Residential Funding Mortgage Securities II Series 2001-HS2 A5 7.42% 4/25/31	3,819	3,771
•#Volkswagen Credit Auto Master Trust Series 2011-1A NOTE 144A 0.917% 9/20/16	4,115,000	4,115,000
Total Non-Agency Asset-Backed Securities (cost $195,029,744)		**194,767,580**
Non-Agency Collateralized Mortgage Obligations – 0.06%		
•American Home Mortgage Investment Trust Series 2005-2 5A1 5.064% 9/25/35	59,251	54,044
Bank of America Alternative Loan Trust		
Series 2004-11 1CB1 6.00% 12/25/34	26,419	25,620
Series 2005-3 2A1 5.50% 4/25/20	75,536	76,703
Series 2005-6 7A1 5.50% 7/25/20	55,496	51,862
Series 2005-9 5A1 5.50% 10/25/20	124,537	115,671
•Bank of America Mortgage Securities Series 2003-D 1A2 2.747% 5/25/33	145	90
Citicorp Mortgage Securities Series 2006-4 3A1 5.50% 8/25/21	40,491	40,505
•◆Countrywide Home Loan Mortgage Pass Through Trust		
Series 2003-21 A1 2.80% 5/25/33	11,660	11,021
Series 2003-46 1A1 2.754% 1/19/34	11,087	9,322
•#GSMPS Mortgage Loan Trust Series 1998-3 A 144A 7.75% 9/19/27	15,481	16,398
Lehman Mortgage Trust Series 2005-2 2A3 5.50% 12/25/35	16,980	16,914
•MASTR Adjustable Rate Mortgages Trust		
Series 2003-6 1A2 2.575% 12/25/33	8,248	7,402
Series 2005-6 7A1 5.377% 6/25/35	42,337	41,608
•#MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35	10,847	10,907
•Structured ARM Loan Trust Series 2006-5 5A4 5.312% 6/25/36	19,056	3,870
◆Washington Mutual Mortgage Pass Through Certificates Series 2003-S10 A2 5.00% 10/25/18	52,682	54,795
Total Non-Agency Collateralized Mortgage Obligations (cost $539,458)		**536,732**
Regional Bond – 0.23% Δ		
Canada – 0.23%		
Province of Ontario 2.30% 5/10/16	2,045,000	2,120,820
Total Regional Bond (cost $2,040,971)		**2,120,820**
«Senior Secured Loans – 0.29%		
Delos Aircraft		
Tranche 1 6.75% 3/17/15	1,081,731	1,081,189
Tranche 2 7.00% 3/17/16	793,269	793,928
Level 3 Financing Tranche B 11.50% 3/13/14	783,000	817,421
Total Senior Secured Loans (cost $2,767,114)		**2,692,538**
Sovereign Bonds – 0.17%Δ		
Japan – 0.17%		
Japan Finance 2.25% 7/13/16	1,545,000	1,595,055
		1,595,055
Norway – 0.00%		
Eksportfinans 3.00% 11/17/14	15,000	15,850

15,850
Total Sovereign Bonds (cost $1,556,703)		1,610,905
U.S. Treasury Obligations – 14.04%		
U.S. Treasury Notes		
*0.25% 9/15/14	17,770,000	17,885,344
1.00% 9/30/16	46,220,000	46,295,616
*∞2.125% 8/15/21	65,190,000	66,351,490
Total U.S. Treasury Obligations (cost $128,699,407)		130,332,450
	Number of Shares	
Preferred Stock – 0.30%		
•PNC Financial Services Group 8.25%	2,765,000	2,816,412
Total Preferred Stock (cost $2,587,573)		2,816,412
	Principal Amount (U.S. $)	
Short-Term Investments – 12.53%		
≠*Discount Notes – 11.35%*		
Federal Home Loan Bank		
0.001% 10/3/11	$993,844	993,844
0.01% 12/23/11	5,182,900	5,182,781
0.03% 11/30/11	35,780,191	35,779,619
0.04% 11/2/11	14,714,173	14,714,055
Freddie Mac 0.05% 11/2/11	48,746,583	48,746,192
		105,416,491
Repurchase Agreement – 1.18%		
BNP Paribas 0.02%, dated 9/30/11, to be repurchased on 10/3/11, repurchase price $10,925,185 (collateralized by U.S. government obligations 0.625% 7/15/14; market value $11,143,671)	10,925,167	10,925,167
		10,925,167
Total Short-Term Investments (cost $116,339,870)		116,341,658
Total Value of Securities Before Securities Lending Collateral – 111.31% (cost $1,026,968,349)		1,033,366,909
	Number of Shares	
Securities Lending Collateral – 9.08%**		
Investment Companies		
BNY Mellon SL DBT II Liquidating Fund	42,220	40,574
Delaware Investments Collateral Fund No 1	84,280,639	84,280,639
@†Mellon GSL Reinvestment Trust II	66,475	0
Total Securities Lending Collateral (cost $84,389,334)		84,321,213
Total Value of Securities – 120.39% (cost $1,111,357,683)		1,117,688,122⅄
Obligation to Return Securities Lending Collateral – (9.09%)**		(84,389,334)
Other Liabilities Net of Receivables and Other Assets – (11.30%)		(104,904,428)⌘
Net Assets Applicable to 92,227,305 Shares Outstanding – 100.00%		$928,394,360

♦Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
•Variable rate security. The rate shown is the rate as of September 30, 2011. Interest rates reset periodically.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at September 30, 2011.
ΔSecurities have been classified by country of origin.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2011, the aggregate amount of Rule 144A securities was $177,497,374, which represented 19.12% of the Series' net assets. See Note 5 in "Notes."
*Fully or partially on loan.
**See Note 4 in "Notes."
⅄Includes $95,993,851 of securities loaned.
@Illiquid security. At September 30, 2011, the aggregate amount of illiquid securities was $8,297, which represented 0.00% of the Series' net assets. See Note 5 in "Notes."
†Non income producing security.
≠The rate shown is the effective yield at the time of purchase.
∞Fully or partially pledged as collateral for futures contracts.
⌘Of this amount, $132,990,020 represents payable for securities purchased as of September 30, 2011.

The following futures contracts and swap contracts were outstanding at September 30, 2011:[1]

Futures Contracts

Contracts to Buy	Notional Cost	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
237 U.S. Treasury 10 yr Notes	$30,516,153	$30,832,219	12/20/11	$316,066

Swap Contracts
CDS Contracts

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware VIP® Trust-Delaware VIP Limited-Term Diversified Income Series (Series). This report covers the period of time since the Series’ last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment company securities are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contracts is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Series may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required in the Series’ financial statements.

Class Accounting – Investment income and common expenses are allocated to the classes of the Series on the basis of “settled shares” of each class in relation to the net assets of the Series. Realized and unrealized gain (loss) on investments is allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Series may purchase certain U.S. government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on September 30, 2011.

To Be Announced Trades – The Series may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., "when issued," "delayed delivery," "forward commitment," or "TBA transactions") consistent with the Series’ ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Series to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Series on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Mortgage Dollar Rolls – The Series may enter into mortgage “dollar rolls” in which the Series sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate. Alternatively, the sale and purchase transactions that constitute the dollar roll can be executed at the same price, with the Series being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment by the Series to buy a security. The Series accounts for mortgage-dollar-roll transactions as purchases and sales. These transactions will increase the Series’ portfolio turnover rate.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Series declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Series were as follows:

U.S. GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 – inputs are significant unobservable inputs (including the Series’ own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Series' investments by fair value hierarchy levels as of September 30, 2011:

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a material impact to the Series.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Series may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Series’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty. No foreign currency exchange contracts were outstanding at September 30, 2011.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Series may use futures in the normal course of pursuing its investment objective. The Series may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Series deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to a Series because futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees against default.

Swap Contracts – The Series may enter into CDS contracts in the normal course of pursuing its investment objective. The Series may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Series in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended September 30, 2011, the Series entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At September 30, 2011, the net unrealized appreciation of credit default swaps was $189,462. If a credit event had occurred for all swap transactions where collateral posting was required as of September 30, 2011, the swaps’ credit-risk-related contingent features would have been triggered and the Series would have been required to pay $45,654,500 less the value of the contracts’ related reference obligations. The Series received $5,652,000 in securities collateral and $1,300,000 in cash collateral for certain open derivatives.

As disclosed in the footnotes to the schedule of investments, at September 30, 2011, the notional value of the protection sold was $3,355,000, which reflects the maximum potential amount the Series would have been required to make as a seller of credit protection if a credit event had occurred. The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement had been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. At September 30, 2011, the net unrealized appreciation of the protection sold was $28,208.

CDS contracts may involve greater risks than if the Series had invested in the referenced obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Series’ maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event each Series terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

Fair values of derivative instruments as of September 30, 2011 were as follows:

The effect of derivative instruments on the statement of operations for the period ended September 30, 2011 was as follows:

The volume of derivative transactions varies throughout the period. Information about derivative transactions reflected is as of the date of this report and generally similar to the volume of derivative activity for the period ended September 30, 2011.

4. Securities Lending
The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Series may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Series may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Series would be required to return to the borrower of the securities and the Series would be required to make up this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Series’ previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Series’ exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Series can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

At September 30, 2011, the value of the securities on loan was $95,993,851, which the Series received collateral, comprised of non-cash collateral valued at $13,835,860, and cash collateral of $84,389,334. At September 30, 2011, the value of invested collateral was $84,321,213. Investments purchased with cash collateral are presented on the schedule of investments under the caption “Securities Lending Collateral.”

5. Credit and Market Risk
The Series invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Series’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may fail to recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Series invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and Baa3 by Moody’s Investor Services, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

6. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to September 30, 2011 that would require recognition or disclosure in the Series’ schedule of investments.

Schedule of Investments (Unaudited)

Delaware VIP® Trust – Delaware VIP REIT Series

September 30, 2011

Number of Shares	Value
Common Stock – 94.33%		
Diversified REITs – 5.09%		
Lexington Realty Trust	163,395	$1,068,603
Vornado Realty Trust	158,468	11,824,882
*Washington Real Estate Investment Trust	124,650	3,512,637
		16,406,122
Healthcare REITs – 12.46%		
Cogdell Spencer	106,085	399,940
*HCP	376,410	13,196,935
*Health Care REIT	213,225	9,978,930
*Ventas	336,374	16,616,876
		40,192,681
Hotel REITs – 3.82%		
Host Hotels & Resorts	847,599	9,272,733
*LaSalle Hotel Properties	108,150	2,076,480
†Strategic Hotel & Resorts	224,905	969,341
		12,318,554
Industrial REITs – 4.31%		
*DCT Industrial Trust	420,945	1,847,949
ProLogis	497,472	12,063,696
		13,911,645
Mall REITs – 17.18%		
General Growth Properties	497,845	6,023,925
*Macerich	196,060	8,358,038
*Simon Property Group	334,478	36,785,889
*Taubman Centers	84,325	4,242,391
		55,410,243
Manufactured Housing REIT – 1.19%		
*Equity Lifestyle Properties	61,014	3,825,578
		3,825,578
Multifamily REITs – 18.51%		
*AvalonBay Communities	95,640	10,907,742
BRE Properties	105,450	4,464,753
Camden Property Trust	68,035	3,759,614
*Colonial Properties Trust	216,675	3,934,818
*Education Realty Trust	287,575	2,470,269
Equity Residential	321,375	16,669,720
*Essex Property Trust	56,616	6,796,185
*Home Properties	71,460	4,056,070
UDR	299,804	6,637,661
		59,696,832
Office REITs – 10.62%		
*Alexandria Real Estate Equities	49,675	3,049,548
*Boston Properties	140,140	12,486,473
*Brandywine Realty Trust	229,601	1,839,104
*Douglas Emmett	197,725	3,381,098
*Highwoods Properties	102,875	2,907,248
*Kilroy Realty	80,140	2,508,382
SL Green Realty	139,158	8,092,038
		34,263,891
Office/Industrial REITs – 5.11%		
*Digital Realty Trust	144,340	7,961,794
*DuPont Fabros Technology	48,716	959,218
*Liberty Property Trust	180,485	5,253,918
*PS Business Parks	46,640	2,310,546
		16,485,476
Real Estate Operating Company – 0.38%		
*Starwood Hotels & Resorts Worldwide	32,000	1,242,240
		1,242,240
Self-Storage REITs – 5.66%		
*Extra Space Storage	158,125	2,945,869
*Public Storage	137,432	15,303,053
		18,248,922
Shopping Center REITs – 8.36%		
Acadia Realty Trust	152,325	2,848,478
DDR	477,400	5,203,660
*Federal Realty Investment Trust	72,739	5,994,421
*Kimco Realty	542,574	8,154,887
*Regency Centers	98,139	3,467,251

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware VIP® Trust-Delaware VIP REIT Series (Series). This report covers the period of time since the Series’ last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Investment company securities are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Series may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required in the Series’ financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on September 30, 2011.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Series were as follows:

For federal income tax purposes, at December 31, 2010, capital loss carryforwards of $129,485,326 may be carried forward and applied against future capital gains. Such capital loss expires as follows: $37,781,660 expires in 2016 and $91,703,666 expires in 2017.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Series will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

U.S. GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 – inputs are significant unobservable inputs (including the Series’ own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of September 30, 2011:

The value of Level 3 investments was zero at the beginning and end of the period and there was no change in unrealized appreciation/depreciation.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Series.

3. Securities Lending
The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a Series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Series may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Series may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Series would be required to return to the borrower of the securities and the Series would be required to make up this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Series’ previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Series’ exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Series can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

At September 30, 2011, the value of the securities on loan was $72,643,766, for which cash collateral was received and invested in accordance with the Lending Agreement. At September 30, 2011, the value of invested collateral was $75,698,548. These investments are presented on the schedule of investments under the caption “Securities Lending Collateral.”

4. Credit and Market Risk
The Series concentrates its investments in the real estate industry and is subject to the risks associated with that industry. If the Series holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Series is also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of September 30, 2011, there were no Rule 144A securities. Illiquid securities have been identified on the schedule of investments.

5. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to September 30, 2011 that would require recognition or disclosure in the Series’ schedule of investments.

Schedule of Investments (Unaudited)

Delaware VIP® Trust – Delaware VIP Small Cap Value Series

September 30, 2011

First Midwest Bancorp	399,600	2,925,072
Hancock Holding	386,100	10,339,758
@Independent Bank	364,800	7,930,752
@Infinity Property & Casualty	280,500	14,720,641
@NBT Bancorp	552,600	10,289,412
Platinum Underwriters Holdings	457,700	14,074,275
S&T Bancorp	240,800	3,891,328
Selective Insurance Group	765,100	9,984,555
StanCorp Financial Group	119,600	3,297,372
Univest Corporation of Pennsylvania	65,800	877,114
Validus Holdings	237,921	5,928,991
Wesbanco	258,700	4,478,097
		143,443,641
Healthcare – 6.80%		
Cooper	144,800	11,460,920
†*Haemonetics	107,800	6,304,144
*Owens & Minor	252,950	7,204,016
*Service Corp. International	995,700	9,120,612
*Teleflex	118,800	6,387,876
*Universal Health Services Class B	244,600	8,316,400
		48,793,968
Real Estate – 3.74%		
*Brandywine Realty Trust	538,933	4,316,853
*Education Realty Trust	408,700	3,510,733
*Government Properties Income Trust	197,500	4,248,225
Highwoods Properties	233,500	6,598,710
Washington Real Estate Investment Trust	289,700	8,163,746
		26,838,267
Technology – 13.01%		
*Black Box	179,802	3,838,773
†Brocade Communications Systems	1,442,300	6,230,736
†*Checkpoint Systems	319,800	4,342,884
†Cirrus Logic	510,100	7,518,874
†Compuware	1,076,100	8,242,926
†Electronics for Imaging	330,000	4,445,100
†*ON Semiconductor	762,500	5,467,125
†*Parametric Technology	647,700	9,961,626
†Premiere Global Services	821,550	5,274,351
†@QAD		
Class A	143,400	1,532,946
*Class B	35,850	363,878
†RF Micro Devices	908,100	5,757,354
†Synopsys	582,700	14,194,571
†Tech Data	206,100	8,909,703
†Vishay Intertechnology	867,300	7,250,628
		93,331,475
Transportation – 3.57%		
Alexander & Baldwin	318,700	11,642,111
†Kirby	215,500	11,343,920
†*Saia	247,800	2,606,856
		25,592,887
Utilities – 3.38%		
Black Hills	162,600	4,982,064
*El Paso Electric	370,100	11,876,509
*NorthWestern	230,000	7,346,200
		24,204,773
Total Common Stock (cost $639,128,197)		675,444,315
	Principal Amount	
Short-Term Investments – 2.99%		
≠Discount Notes – 1.34%		
Federal Home Loan Bank		
0.001% 10/3/11	$1,074,893	1,074,893
0.01% 12/23/11	961,719	961,697
0.03% 11/30/11	6,639,233	6,639,127
0.04% 11/2/11	215,308	215,306
Freddie Mac 0.05% 11/2/11	713,294	713,288
		9,604,311
Repurchase Agreement – 1.65%		
BNP Paribas 0.02%, dated 9/30/11, to be repurchased on 10/3/11, repurchase price $11,816,139 (collateralized by U.S. government obligations 0.625% 7/15/14, market value $12,052,443)	11,816,119	11,816,119
		11,816,119

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware VIP® Trust – Delaware VIP Small Cap Value Series (Series). This report covers the period of time since the Series’ last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Investment company securities are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Series may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken on federal income tax returns for all open tax years (December 31, 2007 – December 31, 2010), and has concluded that no provision for federal income tax is required in the Series’ financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Series may purchase certain U.S. government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on September 30, 2011.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Series were as follows:

For federal income tax purposes, at December 31, 2010, capital loss carryforwards of $6,126,868 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire in 2017.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Series will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

U.S. GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 – inputs are significant unobservable inputs (including the Series’ own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of September 30, 2011:

The value of Level 3 investments was zero at the beginning and end of the period and there was no change in unrealized appreciation/depreciation.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Series.

3. Securities Lending
The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Series may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Series may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Series would be required to return to the borrower of the securities and the Series would be required to make up for this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Series’ previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Series’ exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Series can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

At September 30, 2011, the value of the securities on loan was $28,165,898, for which cash collateral was received and invested in accordance with the Lending Agreement. At September 30, 2011, the value of invested collateral was $28,451,923. These investments are presented on the schedule of investments under the caption “Securities Lending Collateral.”

4. Credit and Market Risk
The Series invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of September 30, 2011, there were no Rule 144A securities. Illiquid securities have been identified on the schedule of investments.

5. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to September 30, 2011 that would require recognition or disclosure in the Series’ schedule of investments.

Schedule of Investments (Unaudited)

Delaware VIP® Trust – Delaware VIP Smid Cap Growth Series

September 30, 2011

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware VIP® Trust – Delaware VIP Smid Cap Growth Series (Series). This report covers the period of time since the Series’ last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Investment company securities are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Series may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required in the Series’ financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Series may purchase certain U.S. government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on September 30, 2011.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Series' understanding of the applicable country’s tax rules and rates. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Series were as follows:

U.S. GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 – inputs are significant unobservable inputs (including the Series’ own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of September 30, 2011:

The value of Level 3 investments was zero at the beginning and end of the period and there was no change in unrealized appreciation/depreciation.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Series.

3. Securities Lending
The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Series may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Series may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Series would be required to return to the borrower of the securities and the Series would be required to make up for this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Series’ previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Series’ exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Series can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

At September 30, 2011, the value of the securities on loan was $76,342,441, for which the Series received collateral, comprised of non-cash collateral valued at $12,420 and cash collateral of $80,166,278. At September 30, 2011, the value of invested collateral was $79,633,051. Investments purchased with cash collateral are presented on the schedule of investments under the caption “Securities Lending Collateral.”

4. Credit and Market Risk
The Series invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of September 30, 2011, there were no Rule 144A securities. Illiquid securities have been identified on the schedule of investments.

5. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to September 30, 2011 that would require recognition or disclosure in the Series’ schedule of investments.

Schedule of Investments (Unaudited)

Delaware VIP® Trust – Delaware VIP U.S. Growth Series

September 30, 2011

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware VIP® Trust - Delaware VIP U.S. Growth Series (Series). This report covers the period of time since the Series’ last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Investment company securities are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Series may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken on federal income tax returns for all open tax years (December 31, 2007 – December 31, 2010), and has concluded that no provision for federal income tax is required in the Series’ financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Series may purchase certain U.S. government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on September 30, 2011.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Series were as follows:

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2010 will expire as follows: $5,566,570 expires in 2016 and $35,628,279 expires in 2017.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Series will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

U.S. GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 – inputs are significant unobservable inputs (including the Series’ own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of September 30, 2011:

The value of Level 3 investments was zero at the beginning and end of the period and there was no change in unrealized appreciation/depreciation.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Series.

3. Securities Lending
The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Series may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Series may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Series would be required to return to the borrower of the securities and the Series would be required to make up for this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Series’ previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Series’ exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Series can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

At September 30, 2011, the value of the securities on loan was $4,122,912, for which cash collateral was received and invested in accordance with the Lending Agreement. At September 30, 2011, the value of invested collateral was $4,121,918. These investments are presented on the schedule of investments under the caption “Securities Lending Collateral.”

4. Credit and Market Risk
The Series may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 15% limit on investments in illiquid securities. As of September 30, 2011, there were no Rule 144A securities. Illiquid securities have been identified on the schedule of investments.

5. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to September 30, 2011 that would require recognition or disclosure in the Series’ schedule of investments.

Schedule of Investments (Unaudited)

Delaware VIP® Trust - Delaware VIP Value Series

September 30, 2011

Principal Amount	
Progress Energy	265,800	13,747,176
		27,486,576
Total Common Stock (cost $385,587,592)		418,015,788
	Principal Amount	
Short-Term Investments – 0.76%		
≠Discount Notes – 0.34%		
Federal Home Loan Bank		
0.001% 10/3/11	$162,097	162,097
0.010% 12/23/11	160,586	160,582
0.030% 11/30/11	1,108,604	1,108,586
		1,431,265
Repurchase Agreement – 0.42%		
BNP Paribas 0.02%, dated 9/30/11, to be repurchased on 10/3/11, repurchase price $1,781,908 (collateralized by U.S. government obligations 0.625% 7/15/14, market value $1,817,543)	1,781,905	1,781,905
		1,781,905
Total Short-Term Investments (cost $3,213,182)		3,213,170
Total Value of Securities Before Securities Lending Collateral – 99.84% (cost $388,800,774)		421,228,958
	Number of Shares	
Securities Lending Collateral – 6.85%**		
Investment Companies		
BNY Mellon SL DBT II Liquidating Fund	2,974	2,858
Delaware Investments Collateral Fund No.1	28,917,750	28,917,750
@†Mellon GSL Reinvestment Trust II	287,283	0
Total Securities Lending Collateral (cost $29,208,007)		28,920,608
Total Value of Securities – 106.69% (cost $418,008,781)		450,149,566⅄
Obligation to Return Securities Lending Collateral – (6.92%)**		(29,208,007)
Receivables and Other Assets Net of Other Liabilities – 0.23%		972,414
Net Assets Applicable to 27,198,563 Shares Outstanding – 100.00%		$421,913,973

*Fully or partially on loan.
≠The rate shown is the effective yield at the time of purchase.
@Illiquid security. At September 30, 2011, the aggregate amount of illiquid securities was $0, which represented 0% of the Series' net assets. See Note 4 in "Notes."
†Non income producing security.
⅄Includes $28,246,214 of securities loaned.
**See Note 3 in "Notes."

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware VIP® Trust - Delaware VIP Value Series (Series). This report covers the period of time since the Series’ last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Investment company securities are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Series may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required in the Series’ financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Series may purchase certain U.S. government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on September 30, 2011.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At September 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Series were as follows:

For federal income tax purposes, at December 31, 2010, capital loss carryforwards of $138,098,433 may be carried forward and applied against future capital gains. Capital loss carryforwards will expire as follows: $95,163,628 expires in 2016 and $42,934,805 expires in 2017.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Series will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

U.S. GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 – inputs are significant unobservable inputs (including the Series’ own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of September 30, 2011:

The value of Level 3 investments was zero at the beginning and end of the period and there was no change in unrealized appreciation/depreciation.

During the period ended September 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Series.

3. Securities Lending
The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Series may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Series may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Series would be required to return to the borrower of the securities and the Series would be required to make up for this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Series’ previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Series’ exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Series can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

At September 30, 2011, the value of securities on loan was $28,246,214, for which cash collateral was received and invested in accordance with the Lending Agreement. At September 30, 2011, the value of invested collateral was $28,920,608. These investments are presented on the schedule of investments under the caption "Securities Lending Collateral."

4. Credit and Market Risk
The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of September 30, 2011, there were no Rule 144A securities. Illiquid securities have been identified on the schedule of investments.

5. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to September 30, 2011 that would require recognition or disclosure in the Series’ schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: